SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2002

ARBITRON INC.
(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

142 West 57th Street, New York, New York (Address of principal executive offices)	10019-3300 (Zip Code)

Registrant’s telephone number, including area code: (212) 887-1300

Not applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as an exhibit to this form is the following document:

Exhibit No.	Document

99.1	Presentation of Arbitron Inc., dated on or about March 5, 2002.

Item 9.  Regulation FD Disclosure.

      Filed herewith as Exhibit 99.1 are slide show presentation materials of Arbitron Inc. dated on or about March 5, 2002.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933. By including any information in this Current Report on Form 8-K, Arbitron does not acknowledge that disclosure of such information is required by Regulation FD or that the information is material or was non-public before the disclosure.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBITRON INC.

Date: March 4, 2002	By: /s/ Dolores L. Cody
Dolores L. Cody
Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

EXHIBIT INDEX

     Attached as an exhibit to this form is the following document:

Exhibit No.	Document

99.1	Presentation of Arbitron Inc., dated on or about March 5, 2002.